Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 5 dated September 11, 2020

to

Prospectus dated May 11, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated May 11, 2020, as amended or supplemented (the “Prospectus”), and should be read together with the Prospectus, as amended or supplemented through the date of this supplement.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

The following is added to the “Management” section on page 86 of the Prospectus:

Legal Proceedings

On September 9, 2020, four accredited investors filed a complaint against Yieldstreet Management LLC, the Company’s investment adviser, its parent, YieldStreet, Inc., and certain of its affiliates, including YS Altnotes I LLC, YS Altnotes II LLC and Michael Weisz (collectively, “Yieldstreet”), alleging inadequate disclosure of the risks of a potential borrower default attendant to certain offerings undertaken by certain affiliates of Yieldstreet, and also seeking to represent a putative class of “all persons” who participated in such offerings since 2018, Michael Tecku, et al. v. Yieldstreet Inc., et al., No. 20-cv-07327 (S.D,N.Y.) (the “Tecku Matter”).   The Company is not named as a defendant, nor is it otherwise a party to, the Tecku Matter.  The complaint filed by plaintiffs in connection with the Tecku Matter is based in large part on a fraud undertaken by marine borrowers (“Lakhani Borrowers”) that Yieldstreet discovered and brought to the attention of the High Court of Justice in the United Kingdom (Queen’s Bench Division), which then granted a $76.7 million Worldwide Freezing Order in favor of the SPVs managed by Yieldstreet on April 3, 2020.  The High Court in London separately has entered judgment against the Lakhani Borrowers for perpetrating substantially the same fraud against Njord Partners (“Njord”), an Apollo affiliate that had been financing the Lakhani Borrowers for more than a year before Yieldstreet and is also among the several lenders defrauded by the Lakhani Borrowers.  The complaint attributes key allegations to Four Wood Capital Advisors and Global Marine Transport Company (“Four Wood/GMTC”), the originator who introduced and vetted the Lakhani Borrowers, and then enabled and covered up the fraud.  Yieldstreet terminated and sued Four Wood/GMTC in April 2020, YS GM Marfin II LLC, et al. v. Four Wood Capital Advisors, LLC, et al., 1:20-cv-03320-PGG (S.D.N.Y.).  The Tecku Matter complaint seeks damages, and requests that attorneys’ fees and costs be awarded to attorneys who filed the lawsuit.   Yieldstreet believes the complaint lacks merit, and intends to defend the lawsuit vigorously.

On September 2, 2020, a member of the Tecku putative class filed an individual complaint, based on allegations similar to those in Tecku, against the Company, Yieldstreet Inc., YieldStreet Management, LLC., and the founders of YieldStreet, Inc. seeking rescission under the Securities Act of 1933 of a $200,000 investment in the Company, David Berten, as trustee for the David Powers Berten Trust v. YieldStreet Management, LLC, et al., Case. No. 654204/2020 (N.Y. Sup. Court).  Yieldstreet believes this individual complaint lacks merit, and intends to defend the lawsuit vigorously.